Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2331

Emerging Markets Dividend Portfolio 2023-4

(the “Portfolio”)

Supplement to the Prospectus

Effective December 6, 2023, Cresud Sociedad Anónima, Comercial, Inmobiliaria, Financiera y Agropecuaria - American Depositary Shares (“Cresud”) (ticker: CRESY) and IRSA Inversiones y Representaciones Sociedad Anónima (“IRSA”) (ticker: IRS) have separated into two publicly traded companies (the “Spinoff”). As a result of the Spinoff, the Portfolio will receive 1 share of IRSA for every 0.0375906612 shares of Cresud that it held as of the December 6, 2023 record date. The Portfolio will continue to hold and purchase shares of both Cresud and IRSA.

Supplement Dated: December 6, 2023